SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                  ____________________________________________




                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 3, 2003

                               PACTIV CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)


                   1-15157                       36-2552989
           ------------------------    -------------------------------
           (Commission File Number)    (IRS Employer Identification No)


               1900 West Field Court, Lake Forest, Illinois 60045
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (847) 482-2000

Item 9 and 12. Results of Operations and Financial Condition and Regulation FD
               Disclosure.

On November 3, 2003, the Company issued a press release announcing the Company's agreement to settle a class-action lawsuit. This press release, filed as Exhibit
99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

Item 7.        Financial Statements and Exhibits

(c)  Exhibits

     Exhibit No.                  Description
     -----------                  -----------
      99.1                        Press Release dated November 3, 2003

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 3, 2003


PACTIV CORPORATION


By: /s/ James V. Faulkner, Jr.
    -----------------------------------
    James V. Faulkner, Jr.
    Vice President and General Counsel